UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                (Amendment No. 1)

                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 22, 1998

           PALM DESERT ART, INC. (formerly DATABASE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                     0-17623               02-0429620
(State of Jurisdiction)          (Commission           (IRS Employer
                                 File Number)          Identification No.)


               39-725 Garand Lane, Suite J, Palm Desert, CA    92211
              (Address of Principal Executive offices)       (Zip Code)

Registrant's telephone number, including area code 760-360-5911

            20 Commerce Park North, Bedford, New Hampshire 03110-6911
                           (Former address of company)

Item 1. Changes in Control of Registrant.

On Wednesday, April 22, 1998, in consideration of 32,763,661 of its shares of $.001 common stock, the Registrant purchased all of the assets of Palm Desert Art Publishers, Ltd. LLC ("Palm Desert") pursuant to an Asset Purchase and Subscription Agreement dated February 5, 1998.

Palm Desert is a privately-held limited liability company which publishes on an exclusive basis the artwork of various well-known contemporary artists. Of the total consideration, 20,083,918 shares of the Registrant's common stock was delivered to Palm Desert at the closing. The remaining 12,679,743 shares are to be delivered to Palm Desert upon the Registrant's holding of a shareholders' meeting to, among other things, authorize a reverse split of Registrant's stock.

With this transaction, Palm Desert owns approximately 80.34% of the 25,000,000 shares of common stock which has been authorized and issued by Registrant. To this end, Palm Desert, as majority shareholder, has accepted the resignations of Robert A. Boyd and Betty L. Wolfe as officers and directors of the Registrant and has appointed Hugh G. Pike and Jurg Mullhaupt to serve as directors. Mr. Allan S. Wolfe shall remain a director of the Registrant. Mr. Pike shall serve as President and Treasurer of Registrant and Ms. Sandra Mitchell shall serve as Secretary and Vice President of Marketing.

In connection with the Asset Purchase and Subscription Agreement, the Registrant, Palm Desert and Allan S. Wolfe (a shareholder, officer, director and creditor of Registrant) also concluded on April 22, 1998, an Asset Purchase Agreement dated February 5, 1998, pursuant to which Registrant agreed to transfer to Wolfe certain software assets of Registrant together with a promissory note from Registrant in favor of Wolfe in the amount of $90,000 in exchange for Wolfe's agreement to discharge Registrant's debt to Wolfe in the amount of $184,000. To induce Wolfe to accept Registrant's promissory note, Palm Desert agreed to guaranty payment of the note and to pledge to Wolfe all shares of the capital stock of Registrant which Palm Desert acquired under the Asset Purchase and Subscription Agreement as security for the guaranty.

Item 2. Acquisition or Disposition of Assets. See Item 1 above.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. Immediately prior to closing the transactions contemplated by the Asset Purchase and Subscription Agreement between Registrant and Palm Desert and and the Asset Purchase Agreement among Registrant, Palm Desert and Allan S. Wolfe

(see Item 1 above), it was discovered that Registrant's Certificate of Incorporation had lapsed by proclamation of the State of Delaware. Registrant was able to renew and revive its Certificate of Incorporation, however, it was required to do so using a new corporate name inasmuch as another company had since registered in Delaware under the name "Database Technologies." Accordingly (and in contemplation of the aforementioned transactions), Registrant renewed and revived its Certificate of Incorporation using the name "Palm Desert Art, Inc." and is presently in good standing in the State of Delaware. In accordance with Delaware Corporations Law, the Registrant intends to hold a shareholders meeting forthwith.

Item  6.  Resignation  of  Registrant's   Directors.   In  connection  with  the
transactions contemplated by the Asset Purchase and Subscription Agreement between Registrant and Palm Desert and the Asset Purchase Agreement among Registrant, Palm Desert and Allan S. Wolfe (see Item 1 above), Mr. Robert A. Boyd and Mrs. Betty L. Wolfe resigned as directors of Registrant effective April 22, 1998. The new majority shareholder, Palm Desert Art Publishers, Ltd. LLC, appointed Mr. Hugh G. Pike and Mr. Jurg Mullhaupt to fill the vacancies created by Mr. Boyd's and Mrs. Wolfe's resignations.


Item 7. Financial Statements and Exhibits. Attached hereto as Exhibit A are the audited financial statements of the Registrant, Palm Desert Art, Inc. (formerly Database Technologies, Inc.) for the year ended April 30, 1998. For reporting purposes, the transactions described in Item 1 hereof were accounted for as a reverse acquisition of Palm Desert Art Publishers, Ltd., LLC by the Registrant under the purchase method of accounting. Consequently, the reporting entity consists of the operations formerly known as Palm Desert Art Publishers, Ltd., LLC.

The financial statements presented in Exhibit A represent the financial statements for the year ended April 30, 1998 and include the first year of operations for Palm Desert Art Publishers, Ltd., LLC. Consequently, no other historical financial statements are required to be filed under Item 7.

Since the financial statements presented in Exhibit A are presented on a reverse acquisition basis which include the full year of operations of Palm Desert Art Publishers, Ltd., LLC, and the operations of the former Database Technologies, Inc. did not continue with the Registrant after the acquisition date of April 22, 1998, pro forma financial information would be identical to the historical information presented in Exhibit A. Therefore, separate pro forma financial information is not deemed necessary for presentation and Exhibit A substitutes for the required pro forma information.


Item 8. Change in Fiscal Year. None.

Item 9. Sales of Equity Securities Pursuant to Regulation S. On April 24, 1998, the Registrant sold 2,450,000 shares of its outstanding $.001 par value common stock (the "Shares") to Sencorp Ltd., a private company located at National Westminster Bank Building, Gibraltar. The shares were sold pursuant to Regulation S for $245,000 on April 24, 1998, the date both parties executed the Offshore Subscription and Investment Representation Agreement. The proceeds of sale shall be used for Registrant's working capital needs over the next few months. No commissions were paid to any third parties.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PALM DESERT ART, INC. (formerly
                                               Database Technologies, Inc.)
                                               (Registrant)


                                               /s/  Hugh G. Pike
Dated: July 6, 1998                            ---------------------------------
                                               Hugh G. Pike
                                               Director and President
                                               39-725 Garand Lane, Suite J
                                               Palm Desert, CA  92211
                                               (760) 360-5911

                              PALM DESERT ART, INC.

                              FINANCIAL STATEMENTS

                                 April 30, 1998

                        With Independent Auditors' Report

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Palm Desert Art, Inc.

We have audited the accompanying balance sheet of Palm Desert Art, Inc. as of April 30, 1998, and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Palm Desert Art, Inc. as of April 30, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.






Manchester, New Hampshire
June 17, 1998

                              PALM DESERT ART, INC.


                                  Balance Sheet

                                 April 30, 1998

                                     ASSETS

Current assets
   Accounts receivable                                                  $ 83,319
   Inventory                                                             273,043
   Prepaid expense                                                         3,600
   Direct response advertising                                           158,462
                                                                        --------

            Total current assets                                         518,424
                                                                        --------

Property and equipment
   Leasehold improvements                                                 38,661
   Furniture and fixtures                                                  6,500
   Vehicles                                                                4,552
   Equipment                                                               6,957
                                                                        --------

                                                                          56,670
   Less accumulated depreciation                                           3,642
                                                                        --------

            Net property and equipment                                    53,028
                                                                        --------

Other assets
   Deposits                                                               31,836
   Direct response advertising                                            39,615
                                                                        --------

            Total other assets                                            71,451
                                                                        --------

            Total assets                                                $642,903
                                                                        ========




The accompanying notes are an integral part of these financial statements.

                              PALM DESERT ART, INC.

                                  Balance Sheet

                                 April 30, 1998

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Cash overdraft                                                      $  13,270
  Loan payable                                                           90,000
  Accrued liabilities                                                     9,893
                                                                      ---------

           Total current liabilities                                    113,163
                                                                      ----------

Commitments and contingencies (Notes 5 and 6)

Stockholders' equity
  Common stock - $.01 par value, authorized 25,000,000 shares,
       22,575,000 shares outstanding                                    225,750
  Common stock subscribed                                               245,000
  Common stock subscription receivable                                 (245,000)
  Additional paid-in capital                                            268,080
  Retained earnings                                                      35,910
                                                                      ---------

           Total stockholders' equity                                   529,740
                                                                      ----------

           Total liabilities and stockholders' equity                 $ 642,903
                                                                      ==========


The accompanying notes are an integral part of these financial statements.

                              PALM DESERT ART, INC.

                               Statement of Income

                            Year Ended April 30, 1998


Sales                                                                 $ 864,504

Costs of sales                                                          328,426
                                                                      ----------

           Gross profit                                                 536,078

Selling, general, and administrative expenses                           489,148
                                                                      ----------

           Operating income                                              46,930

Interest expense                                                        (11,020)
                                                                      ----------

           Net income                                                 $  35,910
                                                                      ==========






The accompanying notes are an integral part of these financial statements.

                             PALM DESERT ART, INC.

                  Statement of Changes in Stockholders' Equity

                            Year Ended April 30, 1998

                                                             Common     Common Stock    Additional   Retained Earnings
                                                Common       Stock      Subscription      Paid-In      (Accumulated
                                                 Stock     Subscribed    Receivable       Capital       Deficit)       Total
                                                 -----     ----------    ----------       -------       --------       -----
Balance, beginning of year                  $   2,466     $      --       $      --     $  12,179      $(208,944)    $(194,299)

   Net income                                      --            --              --            --         35,910        35,910

   Effect of reverse acquisition
       Elimination of Database
        Technologies, Inc.'s
        accumulated deficit                        --            --              --            --        208,944       208,944

   Common stock issued                        223,284            --              --       255,901             --       479,185


   Common stock subscribed                         --       245,000        (245,000)           --             --            --
                                            ---------     ---------       ---------     ---------      ---------     ---------

Balance, end of year                        $ 225,740     $ 245,000       $(245,000)    $ 268,080      $  35,910     $ 529,740
                                            =========     =========       =========     =========      =========     =========



The accompanying notes are an integral part of these financial statements.

                              PALM DESERT ART, INC.

                             Statement of Cash Flows

                            Year Ended April 30, 1998


Cash flows from operating activities
   Net income                                                         $  35,910
   Adjustments to reconcile net income to net cash used
      by operating activities
       Depreciation                                                       3,642
       (Increase) in
           Accounts receivable                                          (83,319)
           Inventory                                                    (68,593)
           Prepaid expense                                               (3,600)
           Deposits                                                     (31,836)
           Direct response advertising                                 (198,077)
       Increase in
           Accrued liabilities                                            9,893
                                                                       ---------
                Net cash used by operating activities                  (335,980)
                                                                       ---------

Cash flows from investing activities
   Additions to property and equipment                                  (51,670)
                                                                       ---------

Cash flows from financing activities
   Net short-term borrowings - cash overdraft                            13,270
   Stockholders' contributions                                          374,380
                                                                       ---------
                Net cash provided by financing activities               387,650
                                                                       ---------

                Net increase in cash and cash equivalents                    --

Cash and cash equivalents, beginning of year                                 --
                                                                      ---------

Cash and cash equivalents, end of year                                $      --
                                                                      =========

Supplemental disclosures of cash flow information
   Cash paid for interest                                             $  11,020

Supplemental schedule of noncash investing and financing activities
   Contributed artwork                                                $ 204,450
   Contributed equipment                                                  5,000
   Loan payable                                                          90,000



The accompanying notes are an integral part of these financial statements.

                              PALM DESERT ART, INC.

                          Notes to Financial Statements

                                 April 30, 1998


Nature of Business, Organization, and Basis of Presentation

On March 19, 1998, the Company changed its name from Database Technologies, Inc. to Palm Desert Art, Inc. (the Company). On April 22, 1998, the Company executed two transactions which changed the operations of the Company.

One transaction involved a sale of all of the assets and liabilities of its database business to the Company's then-majority stockholder in exchange for reducing its stockholder obligations to $90,000. Consequently, the Company is no longer in the database business.

The other transaction resulted in the acquisition of substantially all of the outstanding assets of Palm Desert Art Publishers, Ltd., L.L.C. ("PDAP, Ltd., LLC") in exchange for common stock of the Company. This reorganization was accounted for as a reverse acquisition of PDAP, Ltd., LLC by the Company under the purchase method of accounting, as the shareholders of PDAP, Ltd., LLC controlled the entity immediately following the reorganization. Consequently, the reporting entity consists of the operations formerly known as PDAP, Ltd., LLC.

The Company is now in the business of publishing artwork and distributing its artwork to independent art galleries throughout the country. In addition to the publishing business, the Company owns an art gallery in Palm Desert, California, which sells the Company's published artwork and other pieces of art.

For reporting purposes, PDAP, Ltd., LLC's first year of operations commenced May 1, 1997. Consequently, these financial statements are single-year statements, since the reporting entity was not in existence prior to May 1, 1997.

1.   Summary of Significant Accounting Policies

     Revenue Recognition Policy

     The Company records revenue on sales after the approval period, if any, has expired. Approval periods do not typically extend beyond 30 days.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              PALM DESERT ART, INC.

                          Notes to Financial Statements

                                 April 30, 1998


1.   Summary of Significant Accounting Policies (Continued)

     Cash and Cash Equivalents

     For purposes of reporting the statement of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid investments with a maturity of three months or less to be cash equivalents.

     Allowance for Doubtful Accounts

     The Company's policy for allowance for doubtful accounts is evolving as it establishes relationships with its gallery customers. As of April 30, 1998, management deems the accounts receivable as fully collectible. Management has also obtained from PDAP, Ltd., LLC a written guarantee as to the collectibility of any outstanding receivable as of April 30, 1998.

     Inventory

     Inventory includes cost of publishing and reproducing giclee and serigraph reproductions of original works of art of artists under agreement with the Company. All inventory items are stated at the lower of cost (specific identification by print) or market value. All inventory costs are expensed as cost of sales when the inventory item is sold.

     Advertising

     The  Company   expenses  the  costs  of  advertising  the  first  time  the advertising takes place, except for direct-response advertising, which is capitalized and amortized over its expected period of future benefits.

     Direct-response advertising consists primarily of magazine advertisements that include response coupons for the Company products. The capitalized costs of the advertising are amortized as sales are recognized over a period, not to exceed three years.

     At April 30, 1998, approximately $198,000 of advertising was reported as assets, of which $39,615 was non-current and $158,462 was current. Advertising expense was approximately $89,000 in 1998.

                              PALM DESERT ART, INC.

                          Notes to Financial Statements

                                 April 30, 1998

1.   Summary of Significant Accounting Policies (Concluded)

     Property and Equipment

     Furniture and fixtures, equipment, vehicles and leasehold improvements purchased are depreciated and amortized by the straight-line method over the estimated useful lives of the respective assets.

     Income Taxes

     Deferred income taxes are provided for the expected tax effects of differences between the financial statement and tax basis of assets and liabilities.

     Due to the change in control and the change in continuity of business, there are no net operating loss carryforwards.

     For the period May 1, 1997 to April 22, 1998, the Company was taxed under sections of the federal income tax law, which provide that, in lieu of corporation federal income taxes, the owners separately account for their prorata shares of the Company's items of income, deduction, losses, and credits. Therefore, these statements do not include any provision for corporation federal and state income taxes for the period May 1, 1997 to April 22, 1998. During the period from April 23, 1998 to April 30, 1998, the Company was subject to corporate income taxes. However, the corporate income tax effect for this period is immaterial to the financial statements and no provision for income taxes is deemed necessary.

     Comprehensive Income

     The Company has no components of comprehensive income. Consequently, a statement of comprehensive income is not required.

2.   Cash Overdraft

     The Company experienced a cash overdraft as of April 30, 1998. The overdraft was funded by the Company's bank in accordance with a verbal agreement between management and the bank to fund overdrafts. Management has chosen this cash management technique, because it has pledged its stock to collateralize the debt described in Note 3.

                              PALM DESERT ART, INC.

                          Notes to Financial Statements

                                 April 30, 1998


3.   Loan Payable - Stockholder

     Loan payable to a minority stockholder, interest at 9%, due July 1998. This $90,000 note is guaranteed by the majority stockholder, and the guarantee is collateralized by all of the shares the majority stockholder owns of the Company's stock. The pledged stock is in the hands of the noteholder.

4.   Stockholders' Equity

     The Company has entered into a stock subscription agreement for the issuance of 2,450,000 shares of common stock for $245,000. The Company has received confirmation that the proceeds have been deposited with an escrow agent. As of April 30, 1998, however, the stock certificate had not been issued, because no new share certificates were available bearing the new corporate name.

5.   Commitments and Contingencies

     Substantially all of the Company's inventory is located at locations that are not owned by the Company. The Company does not have insurance coverage on the inventory at these locations. The Company has obtained representation from the management of these locations that insurance coverage is being maintained on its inventory.

     The Company has not made an assessment of the Year 2000 issue that may affect the computer applications of its operations and those of its vendors and customers. The Company plans to make an assessment of the impact of the Year 2000 issue in fiscal year 1998. The operations of the Company are not expected to be materially affected by this issue.

     As part of the acquisition described in the Nature of Business, Organization, and Basis of Presentation footnote, the Company is required to issue approximately 12,700,000 additional shares to PDAP, Ltd., LLC. It is expected that those shares will be issued by April 30, 1999.

     Management intends to have the Company's stockholders approve a 10-1 reverse stock split at its annual meeting in July 1998.

6.   Operating Leases

     The Company leases certain retail and storage facilities under operating leases that expire from 1999 through 2002. Future minimum lease payments under noncancelable operating leases are:

              1999                                $  124,408
              2000                                   124,408
              2001                                   124,408
              2002                                    15,125
              ----                                ----------

                                                  $  388,349
                                                  ==========

     Total rental expense for operating leases approximated $51,000 in 1998.

7.   Income (Loss) Per Share

     As of April 30, 1998, the earnings per share and the fully diluted earnings per share are $.01 and $.00, respectively.

8.   Disclosure About Fair Value of Financial Instruments

     The Company's financial instruments consist of cash, short-term trade receivables and payables, and short-term debt. The carrying value of all instruments approximates their fair value.

9.   Subsequent Events

     In June 1998, the Company opened a second art gallery in Los Angeles, California which will operate substantially in the same manner as the gallery in Palm Desert.

     The Company has letters of intent to acquire art galleries in various regions of the United States.